Exhibit 23.2



            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-92326, 333-117148 and 333-118728) of Motient Corporation and
Subsidiaries of our report dated April 23, 2004 with respect to the consolidated financial statements of Mobile Satellite Ventures LP and subsidiaries, included in this Annual Report (Form 10-K/A) for the year ended December 31, 2003.


                                        /s/ ERNST & YOUNG
                                        -----------------
McLean, Virginia
May 23, 2005